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                                                                    Exhibit 10.7

                                                  AMENDMENT NO. 8 AND CONSENT
                                        (this "Amendment"), dated as of
                                        September __, 2003, by and among PW
                                        EAGLE, INC., a Minnesota corporation
                                        (the "Company") and the investors party
                                        to the Securities Purchase Agreement
                                        referred to below on the date hereof
                                        (the "Investors").

WHEREAS, the Company and the Investors are parties to a Securities Purchase Agreement, dated as of September 20, 1999 (as amended, supplemented or otherwise modified through the date hereof, including pursuant to Amendments No.1 through No. 7, the "Purchase Agreement") pursuant to which the Investors purchased $32,500,000 principal amount of the Company's senior subordinated notes; and

WHEREAS, the Company has requested, and the Investors party hereto are willing (subject to the terms and conditions hereof), to consent to certain actions by the Company as provided herein;

NOW, THEREFORE, the parties hereto agree as follows:

          1. Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Purchase Agreement.

          2. Consent to Phoenix, Arizona Real Property Sale. In reliance upon and subject to the accuracy of the representations set forth in this Amendment, upon the Effective Date, the Investors hereby consent to the sale by the Company of the real property, facility, and fixtures located at Phoenix, Arizona (the "Phoenix Sale"); provided, that (i) the aggregate net cash proceeds to the Company received in respect of the Phoenix Sale shall be at least $2,300,000,
(ii) the Company shall pay (as soon as practicable but in any event within 24 hours of the closing of the Phoenix Sale) the entire net cash proceeds to the Senior Bank Agent for prepayment of the Term Loan (as defined in the Senior Credit Agreement), (iii) the Phoenix Sale shall be a bona fide arm's length transaction, (iv) the documentation in respect of the Phoenix Sale shall be reasonably satisfactory in all material respects to the Required Investors (it being agreed that the Purchase Agreement dated July 24, 2003 between the Company and MGP Corp. Managing General Partners is satisfactory), and (v) if the Phoenix Sale is not consummated within 90 days after the date hereof, then this Amendment shall be null and void ab initio.

          3. Representations and Warranties. In order to induce the Investors to enter into this Amendment, the Company hereby represents and warrants that
(v) the Company has provided to the Investors a true and complete copy of the Purchase Agreement dated July 24, 2003 between the Company and MGP Corp. Managing

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General Partners, (w) no Default or Event of Default exists on the Effective
Date, after giving effect to this Amendment, (x) no Event of Default (as defined in the Sale and Leaseback Documents) exists on the Effective Date, and no Event of Default (as defined in the Sale and Leaseback Documents) shall subsequently exist due to the actions contemplated by Section 2 hereof, (y) no Default or Event of Default (in each case as defined in the Senior Credit Agreement) exists on the Effective Date, after giving effect to the amendment of the Senior Credit Agreement referred to herein and (z) all of the representations and warranties contained in the Note Documents shall be true and correct in all respects on the Effective Date, after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Effective Date (it being understood that any representation or warranty made as of a specified date shall be true and correct in all material respects as of such specific date), in each case except as previously disclosed in writing to the Investors.

          4.   Effectiveness of this Amendment.

     This Amendment shall become effective on the date (the "Effective Date") when:

               (i) the Company and the Required Investors shall have signed a counterpart hereof (whether the same or different counterparts), and

               (ii) the Company shall have paid all fees and expenses of O'Melveny & Myers LLP incurred by the Investors in connection with or relating to the preparation, execution or delivery of this Amendment and all other unpaid fees and expenses of O'Melveny & Myers LLP incurred by the Investors in connection with the Purchase Agreement to the extent the amount thereof has been provided to the Company prior to the execution and delivery of this Amendment; provided, however, that nothing in this Amendment shall limit the generality of Section 12.4 of the Purchase Agreement, and

               (iii) the Investors shall have received a copy of a duly executed amendment or amendments of the Senior Credit Agreement consenting to the actions contemplated by Section 2; provided that in each case each such amendment or amendments shall be in a form reasonably satisfactory to the Required Investors and provided, further, that the reasonable satisfaction of each such amendment or amendments shall be acknowledged in writing by the Required Investors.

          5.   Miscellaneous.

               (a) This Amendment is limited as specified and shall not constitute an amendment, modification or waiver of any other provision of the Purchase Agreement or any other Note Document.

               (b) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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               (c)  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
     HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               (d) The parties hereby agree that this Amendment shall be a Note Document for all purposes under the Purchase Agreement. From and after the Effective Date, all references in the Purchase Agreement and each of the other Note Documents to the Purchase Agreement shall be deemed to be references to the Purchase Agreement as amended hereby.

               (e) All notices, demands and requests of any kind to be delivered to any party hereto in connection with this Amendment shall be delivered in accordance with the notice provisions contained in the Purchase Agreement.

               (f) The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this
AMENDMENT NO. 8 to be duly executed and delivered as of the date first above written.

                                        PW EAGLE, INC.


                                        By:  /s/ Dobson West
                                             -----------------------------------
                                             Name: Dobson West
                                             Title:  CAO


                                        J.P. MORGAN PARTNERS (23A SBIC), LLC


                                        By:  J.P. MORGAN PARTNERS (23A
                                                SBIC MANAGER), INC.,  Its
                                                Managing Member


                                        By:  /s/ Richard D. Waters
                                             -----------------------------------
                                             Name:  Richard D. Waters
                                             Title: Managing Director


                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By:  David L. Babson & Company Inc. as
                                                Investment Advisor


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        MASSMUTUAL CORPORATE INVESTORS


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


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                                        The foregoing is executed on behalf of
                                        MassMutual Corporate Investors,
                                        organized under a Declaration of Trust,
                                        dated September 13, 1985, as amended
                                        from time to time. The obligations of
                                        such Trust are not personally binding
                                        upon, nor shall resort to be had to the
                                        property of, any of the Trustees,
                                        shareholders, officers, employees or
                                        agents of such Trust, but the Trust's
                                        property only shall be bound.

                                        MASSMUTUAL PARTICIPATION INVESTORS


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                        The foregoing is executed on behalf of
                                        MassMutual Participation Investors,
                                        organized under a Declaration of Trust,
                                        dated April 7, 1988, as amended from
                                        time to time. The obligations of such
                                        Trust are not binding upon, nor shall
                                        resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust individually, but the Trust's assets and property only shall be bound.


                                        MASSMUTUAL CORPORATE VALUE PARTNERS
                                        LIMITED


                                        By:  David L. Babson & Company Inc.
                                                under delegated authority from
                                                Massachusetts Mutual Life
                                                Insurance Company, as Investment
                                                Manager


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


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